Net finance expense	6 Months Ended
Jun. 30, 2018
Financial Instruments [Abstract]
Net finance expense
Net finance expenses

	For the six month period ended

(in thousands of USD)	June 30, 2018	June 30, 2017

Interest income	545	281
Foreign exchange gains	6,640	2,112
Finance income	7,185	2,393

Interest expense on financial liabilities measured at amortized cost	(23,203)	(17,791)
Fair value adjustment on interest rate swaps	(38)	—
Amortization other Notes	—	—
Other financial charges	(3,539)	(2,512)
Foreign exchange losses	(7,198)	(1,731)
Finance expense	(33,978)	(22,034)

Net finance expense recognized in profit or loss	(26,793)	(19,641)

Interest expense on financial liabilities measured at amortized cost increased in the first six months of 2018 compared to the same period in 2017. This increase was primarily attributable to the interest on the senior unsecured bond of USD 150 million which was issued on May 31, 2017 (see Note 15).